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                    ADDENDUM TO EQUIPMENT SCHEDULE NO. SG-0 1
                            DATED SEPTEMBER 22, 2000
               TO MASTER LEASE AGREEMENT DATED SEPTEMBER 22, 2000
                    BETWEEN NEOTHERAPEUTICS, INC., AS LESSEE
                  AND COMDISCO LABORATORY AND SCIENTIFIC GROUP
                     a DIVISION OF COMDISCO, INC., AS LESSOR

                       CALIFORNIA CERTIFICATE OF EXEMPTION

NeoTherapeutics, Inc. ("Lessee") certifies that it holds California Seller's Permit Number ______________. With respect to the machinery and equipment leased by Comdisco Laboratory and Scientific Group, a division of Comdisco, Inc. ("Lessor") to Lessee on the above referenced Equipment Schedule, Lessee claims exemption from the payment of California sales or use taxes on the monthly lease payments for the following reason:

The above referenced lease qualifies as an exempt acquisition sale and leaseback transaction as defined under California Revenue and Taxation Code Section 6010.65(a) which states that:

        "`Sale' and `purchase' for the purpose of this part, do not include any transfer to title to, nor any lease of, tangible personal property pursuant to an acquisition sales and leaseback. An acquisition sale and leaseback is a sale by a person and leaseback to that person of tangible personal property where both of the following conditions are satisfied:

       (1) That person has paid sales tax reimbursement or use tax with respect to that person's purchase of the property.

       (2) The acquisition sale and leaseback is consummated within 90 days of that person's first functional use of the property."

Lessee certifies that it has paid sales tax reimbursement or use tax with respect to its purchase of tangible property leased under the above referenced equipment schedule, and agrees to provide evidence of such payment(s) to Lessor.

Based on Lessee's claim for exemption under Section 6010.65, Lessor agrees that it will not invoice Lessee for use tax on the monthly rental rate.

NEOTHERAPEUTICS, INC.                  COMDISCO LABORATORY AND SCIENTIFIC GROUP,
as Lessee                              A DIVISION OF COMDISCO, INC.
                                       as Lessor

By:                                    By:
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Title:                                 Title:
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Date:                                  Date:
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